      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 3, 2000
                                                      REGISTRATION NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                -----------------

                           MIDAMERICAN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


            Iowa                                     42-1425214
 (State or other jurisdiction of                  (I.R.S. Employer
  incorporation or organization)                  Identification No.)

                                -----------------

                                666 GRAND AVENUE
                             DES MOINES, IOWA 50303
                                 (515) 242-4000
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                PAUL J. LEIGHTON
                     VICE PRESIDENT AND CORPORATE SECRETARY
                           MIDAMERICAN ENERGY COMPANY
                                666 GRAND AVENUE
                             DES MOINES, IOWA 50303
                                 (515) 242-4000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                -----------------

                                    Copy to:

                           JENNIFER A. FREDERICK, ESQ.
                                LATHAM & WATKINS
                          885 THIRD AVENUE, SUITE 1000
                            NEW YORK, NEW YORK 10022
                                (212) 906-1200

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

     IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED IN CONNECTION WITH THE FORMATION OF A HOLDING COMPANY AND THERE IS COMPLIANCE WITH GENERAL INSTRUCTION G, CHECK THE FOLLOWING BOX. [ ]

     IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(b) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. [X] File No. 333-15387

     IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(d) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. [ ]

                                -----------------

                         CALCULATION OF REGISTRATION FEE


====================================================================================================================================
                                                              Proposed Maximum       Proposed Maximum
          Title of Each Class of             Amount to be         Offering              Aggregate                 Amount of
       Securities to be Registered            Registered     Price per Unit(1)      Offering Price(1)         Registration Fee
====================================================================================================================================
    Medium-Term Notes                        $27,000,000            100%               $27,000,000                 $7,128
====================================================================================================================================




(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o).

================================================================================

     The contents of the registration statement on Form S-3 (File No. 333-15387), filed pursuant to the Securities Act of 1933, as amended, are hereby incorporated by reference in this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on July 3, 2000.

                                     MIDAMERICAN ENERGY COMPANY

                                     By:      /s/ Patrick J. Goodman
                                              ----------------------
                                     Name:    Patrick J. Goodman
                                     Title:   Senior Vice President and Chief
                                               Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.


Signature                                        Title                          Date
---------                                        -----                          ----
  /s/ Gregory E. Abel            Chief Executive Officer and Director      July 3, 2000
---------------------------      (Principal Executive Officer)
  Gregory E. Abel

  /s/ Patrick J. Goodman         Senior Vice President, Chief              July 3, 2000
---------------------------      Financial Officer and Director
  Patrick J. Goodman             (Principal Financial Officer and
                                 Principal Accounting Officer)

  /s/ Steven A. McArthur         Director                                  July 3, 2000
---------------------------
   Steven A. McArthur

  /s/ Ronald W. Stepien          Director                                  July 3, 2000
---------------------------
    Ronald W. Stepien


                                  EXHIBIT INDEX

Exhibit Number        Exhibit
--------------        -------

8(a)                  Opinion of Latham & Watkins

15(a)                 Awareness Letter

23(a)                 Consent of Deloitte & Touche LLP

23(b)                 Consent of PricewaterhouseCoopers LLP

23(c)                 Consent of John A. Rasmussen, Jr.

23(d)                 Consent of Latham & Watkins (see Exhibit 8(a))

24(a)                 Power of Attorney

99(a)                 Report of PricewaterhouseCoopers LLP